Leading a powerful clean energy transition

2025
Year-End Financial Update



MGE ENERGY

Cautionary Note – Forward-Looking Information

Certain matters discussed in this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives, particularly related to future load growth, revenues, expenses, capital expenditures and rate recovery, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Such statements involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "believe," "expect," "anticipate," "estimate," "could," "should," "intend," "will," "commit," "target," "plan" and other similar words, and words relating to goals, targets and projections, generally identify forward-looking statements. Both MGE Energy, Inc. ("MGE Energy" or the "Company"), and Madison Gas and Electric Company ("MGE") caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Those risks and uncertainties include those described in MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2025 (the "2025 Form 10-K"), under the heading "Risk Factors" and elsewhere, and in other reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. MGE Energy and MGE undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of this presentation, whether as a result of new information, future events, changed circumstances or otherwise, except as required by law.

Company Mission and Values

MGE Energy is an investor-owned public utility holding company headquartered in the state capital of Madison, Wis. MGE Energy is the parent company of MGE, your community energy company. With roots in the community dating back more than 150 years, the utility provides affordable natural gas and electric service in south-central and western Wisconsin.

Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices company-wide.

Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

MGE ENERGY®

Company Highlights

Diversified Customer Base and Revenue Profile

Resilient Revenue Stream and Customer Base

- Electric service to ~170,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~72% of regulated revenue
- Natural gas to ~180,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~28% of regulated revenue

Regulated, Highly Visible Growth

Historical 5-Year EPS CAGR of 7.4%, Regulated PPE[1] CAGR of 7.8%

- Forecasted capital investment of ~$1.9B from 2026 through 2030
- 50 consecutive years of dividend increases
- Premium service territory with constructive regulation
- Forward-looking test years



Strong Financial Profile

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings[2]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
    A1 Unsecured (Stable)

Sustainable Investment

Seeking Net-Zero Carbon Electricity by 2050

- 750 MW of renewable generation and storage additions from 2015 through 2030
- Growing our use of renewable generation and storage
- Investing in innovative solutions such as long-duration energy storage
- Electrifying transportation
- Working toward goal of net-zero methane emissions from natural gas distribution system by 2035

See slides 31-32 for endnotes.

Earnings and Dividends Growth



Diluted Earnings Per Share
$4.00
$3.00
$2.00
$1.00
$-
2021
2022
2023
2024
2025
5-Year Compound Annual Growth Rate (CAGR): 7.4%



Dividends Per Share
50 Consecutive Years of Dividend Growth
$2.00
$1.50
$1.00
$0.50
$-
2021
2022
2023
2024
2025
5-Year Compound Annual Growth Rate (CAGR): 5.0%

CAGR calculated from base year ended 12/31/2020

Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of State government
- Home to the flagship University of Wisconsin-Madison
- Robust biotech industry and entrepreneurial community
- 2.7% unemployment, which is below U.S. average
- Madison ranks 6th best place to live [Source: U.S. News and World Report (2024)]

All contribute to the economic resiliency of MGE's service territory.



MGE Customer Growth
Customer Counts
190,000
180,000
170,000
160,000
150,000
140,000
2020
2021
2022
2023
2024
2025
1.6% CAGR
Gas Customers
Electric Customers



Potential to Attract and Serve New Large-Load Customers

MGE continues to evaluate the impacts of serving potential new large-load customers, including data-intensive and technology-driven operations seeking reliable and scalable electric service.

- Favorable Location

Access to robust regional transmission and diversified portfolio of electric generation infrastructure, which supports flexibility of load growth

- Customer Engagement

Engagement with prospective customers in the planning process to evaluate load characteristics, interconnection requirements, and system impacts

- Commitment to Stakeholder Benefits

Regulatory proceedings are underway in Wisconsin to establish utility rate structures and mechanisms that reflect cost of serving large-load customers, preventing cost-shifts to other customers.

- Local Evaluation of Potential New Data Centers Underway

The City of Madison has enacted a temporary moratorium on the development of new large-scale data centers to evaluate their impact on local infrastructure and resources.

MGE's service territory benefits from its favorable location with access to robust regional transmission and a diversified portfolio of electric generation infrastructure, which supports flexibility of load growth.


345kV Transmission
138kV Transmission
MGE Electric Service Territory
City of Madison
The City of Madison is one-third of MGE's electric service territory.
Dane
Deforest
North Bristol
Windsor
Sun Prairie
Marsh Valley
Middleton
Shorewood Hills
Madison
Monona
Cottage Grove
Ice Age National Scenic Trail
Blue Mounds
Verona
Kegonsa

Roadmap Toward Securing Large Loads

Local Zoning Process → Electric Service Agreement → Regulatory Review and Approval → Site and Resource Development → Customer Load Ramp

Updated Five-Year Capital Plan [1,2]

(2026 – 2030) Capital Plan | $0.5 billion (+36%) Increase Since Late 2024


Updated capital plan supports development of ~500 MW of capacity, including ~330 MW of renewables and energy storage
36% Increase
$1.4
$0.1
$1.2
$1.7
$0.2
$1.4
$1.9
$0.2
$1.7
• Additional electric generation and storage project announcements and regulatory approvals, net of completions
• Increased investment in electric and gas utility distribution system maintenance and upgrades
• Announced agreement to acquire a ~33% ownership stake in the RockGen Energy Center for ~$203 million in late 2027, subject to regulatory approval
• Updated forecasts for capital costs and timing related to electric generation and storage projects
$ in billions
Former Plan: Nov 2024
Former Plan: Nov 2025
New Plan: Feb 2026
Electric Utility
Gas Utility
Nonregulated [3]

See Cautionary Note - Forward-Looking Information at the beginning of this presentation. See slides 31-32 for endnotes.

Capital Program Focused on Reliability and Sustainability



Projected Capital Expenditures Total $1.9 billion[1,2]
$600
$500
$400
$300
$200
$100
$0
$ millions
$395
$580
$300
$310
$315
Includes ~$203 million RockGen Purchase
2026
2027
2028
2029
2030
Electric Utility
Gas Utility
Nonregulated[3]

See Cautionary Note - Forward-Looking Information at the beginning of this presentation. See slides 31-32 for endnotes.

Acquisition of Joint Interest in RockGen Energy Center

MGE to acquire 168 MW (33.4%) of the RockGen natural gas-fired plant from Dairyland Power Cooperative

- $203 million transaction expected to close in late 2027, subject to PSCW approval
- Cost-effective natural gas plants add needed reliability and balance to the electric system while MGE continues to transition away from coal-fired generation and add more renewable capacity to MGE's generation mix



Image courtesy of Dairyland Power Cooperative

RockGen Energy Center

- 503-MW natural gas combustion turbine
- Located near Cambridge, Wisconsin
- In service since 2001

MGE ENERGY

Balanced Funding Approach for Capital Investment Plan

Backed by solid balance sheet and strong cash flows


Sources of Funding
2026-2027
Debt[3]
27%-32%
Cash From
Operations[1]
43%-48%
~$1.0
Billion
Equity[2]
23%-28%

Financing Plan Supports

- Financing capital investments with internally generated cash flow and a balance of new debt and common equity
- External financing mix to support MGE's authorized equity layer
- Committed to maintaining top-tier credit ratings within utility industry
- Recently implemented $100 million ATM program

See Cautionary Note - Forward-Looking Information at the beginning of this presentation. See slides 31-32 for endnotes.

Clean Energy Investments Driving Growth





MGE Renewable and Battery Storage Projects
Superior Solar 15 MW (2028)
Michigan
Fox Solar 10 MW (2028)
Wisconsin
Rosiere Wind Farm 11 MW (1999)
Two Creeks Solar 50 MW (2020)
Akron Solar 20 MW (2029)
Saratoga Solar 15 MW (2028)
Saratoga Battery Energy Storage 5 MW (2028)
Dawn Break Solar 18 MW (2029)
Dawn Break Battery Energy Storage 18 MW (2029)
Forward Energy Center 17.6 MW (2018)
Columbia Energy Storage 3.4 MW (2027)
Good Oak Solar 9.8 MW (2028)
Gristmill Solar 6.7 MW (2028)
High Noon Solar Energy Center 30 MW (2027)
High Noon Battery Energy Storage 16.5 MW (2027)
Ursa Solar 20 MW (2027)
Koshkonong Solar Energy Center 30 MW (2026)
Koshkonong Battery Energy Storage 16.5 MW (2027)
Dawn Harvest Solar 15 MW (2028)
Darien Solar Energy Center 25 MW (2025)
Darien Battery Energy Storage 7.5 MW (2026)
Paris Solar 20 MW (2024)
Paris Battery Energy Storage 11 MW (2025)
Minnesota
Iowa
Emerald Bluffs Solar 22.5 MW (2029)
Top of Iowa Wind Farm 30 MW (2008)
Saratoga Wind Farm 66 MW (2019)
Red Barn Wind Farm 9.16 MW (2023)
White Tail Wind Farm 6.7 MW (2027)
Badger Hollow I Solar 50 MW (2021)
Badger Hollow II Solar 50 MW (2023)
Badger Hollow Wind Farm 11.2 MW (2027)
Madison Area Solar
Dane County Airport Solar 10 MW (2020)
Hermsdorf Solar Fields 8 MW (2022)
Morey Field Solar 6 MW (2020)
Nine Springs Solar 7.5 MW (2027)
O'Brien Solar Fields 22 MW (2021)
Pine Hill Solar 6 MW (2026)
Six Mile Solar 6 MW (2026)
Shared Solar 0.5 MW (2017)
Strix Solar 6 MW (2025)
Sunnyside Solar Energy Center 20 MW (2026)
Tyto Solar 6 MW (2024)
Madison Area Battery Energy Storage
Blount Battery Energy Storage 7 MW (2026)
Huiskamp Battery Energy Storage 7 MW (2026)
Sunnyside Battery Energy Storage 40 MW (2027)
West Middleton Battery Energy Storage 7 MW (2026)
This map was updated Dec. 2025.
Complete
In Progress
Proposed

Expanding Generation and Storage Portfolio

Solar Projects	Source	MGE Nameplate Capacity	MGE Investment ($M)[2]	MGE Ownership Interest	Estimated In-Service Date
Sunnyside[1]	Solar	20 MW	$42[3]	100%	2026
Koshkonong[1]	Solar	30 MW	$69[3,5]	10%	2026
High Noon[1]	Solar	30 MW	$64[3]	10%	2027
Ursa[1]	Solar	20 MW	$46[3]	10%	2027
Dawn Harvest[4]	Solar	15 MW	$34	10%	2028
Good Oak[4]	Solar	9.8 MW	$22	10%	2028
Gristmill[4]	Solar	6.7 MW	$15	10%	2028
Saratoga[1]	Solar	15 MW	$35[3]	10%	2028
Fox[4]	Solar	10 MW	$27	10%	2028
Superior[4]	Solar	15 MW	$40	10%	2028
Akron[4]	Solar	20 MW	$52	10%	2029
Dawn Break[4]	Solar	18 MW	$42	10%	2029
Emerald Bluffs[4]	Solar	22.5 MW	$57	10%	2029

See slides 31-32 for endnotes.

MGE ENERGY

Expanding Generation and Storage Portfolio

Storage Projects	Source	MGE Nameplate Capacity	MGE Investment ($M)[2]	MGE Ownership Interest	Estimated In-Service Date
Darien[1,4]	Battery	7.5 MW	$18[3,5]	10%	2026
Sunnyside[1]	Battery	40 MW	$70[3]	100%	2026
Koshkonong[1]	Battery	16.5 MW	$25[3,5]	10%	2027
High Noon[1]	Battery	16.5 MW	$35[3]	10%	2027
Columbia Energy Dome[1]	Storage	3 MW	$22[3,5,6]	19%	2027
Saratoga[1]	Battery	5 MW	$11[3]	10%	2028
Dawn Break[4]	Battery	18 MW	$36	10%	2029

See slides 31-32 for endnotes.

MGE ENERGY®

Expanding Generation and Storage Portfolio

Wind Projects	Source	MGE Nameplate Capacity	MGE Investment ($M)[2]	MGE Ownership Interest	Estimated In-Service Date
Badger Hollow[1]	Wind	11.2 MW	$36[3]	10%	2027
Whitetail[1]	Wind	6.7 MW	$23	10%	2027
Forward Repower[1]	Wind	18 MW	$14[3]	13%	2027

Natural Gas Projects	Source	MGE Nameplate Capacity	MGE Investment ($M) [2]	MGE Ownership Interest	Estimated In-Service Date
Rockgen[4,5]	Natural Gas	168 MW	$203	33%	2027
Elm Road[4,6]	Natural Gas Conversion	106 MW	$11	8%	2028

See slides 31-32 for endnotes.

MGE ENERGY

Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery and view MGE's relationship with the Public Service Commission of Wisconsin (PSCW) as constructive.

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Preapproval from regulator for major construction projects
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension and OPEB, and bad debt expense
- Deferral treatment for changes in legislation impacting tax credits

PSCW Regulators

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Summer Strand (Chair)	D	Mar 2023	Mar 2029
Kristy Nieto*	D	Feb 2024	Mar 2031
Marcus Hawkins*	D	Apr 2024	Mar 2027

* Pending confirmation

- Recent appointments of PSCW Commissioners and confirmation of Chair
- Constructive rate outcomes and continued support of construction projects
- PSCW Commissioners remain focused on stability and prudent management of the regulatory compact

Public Service Commission of Wisconsin:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointment
- 6-year staggered terms

Governor Tony Evers (D)

- Next gubernatorial election in 2026

2026/2027 Rate Case Outcomes

TERMS ($000s where applicable)	APPROVED	
	2026 TY	2027 TY
Average Electric Rate Base	$1,346,269	$1,537,938
Average Gas Rate Base	$375,594	$393,558
Average Common Stock Equity	$1,115,375	$1,180,204
Regulatory Equity Layer	56.09%	56.05%
Authorized ROE[1]	9.80%	9.80%
Increase in Base Rates	0.15% Elec 2.77% Gas	3.63%[2] Elec 2.04% Gas

See slides 31-32 for endnotes.

Customer Affordability

Average residential electric customer bill as percentage of Wisconsin median household income[1,2]


2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
1.59%
1.46%
MGE
Wisconsin Peer Average

MGE works hard to keep costs at an affordable level for all customers. An MGE residential electric customer bill as a percentage of customer wallet at 1.46% is below the Wisconsin utility peer average of 1.59%.

MGE's affordability as a percentage of customer wallet has improved 20% since 2014.

See slides 31-32 for endnotes.

MGE ENERGY

Strong Credit Ratings[1]

S&P (UTILITY RATINGS)	
Corporate credit	AA-
Business risk	Excellent
Commercial paper	A-1+
Outlook	Stable

- Effective management of regulatory risk
- Credit supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Healthy service territory with limited industrial exposure

Source: S&P, October 2025

MOODY'S (UTILITY RATINGS)	
Secured	Aa2
Unsecured	A1
Commercial paper	P-1
Outlook	Stable

- Credit supportive regulatory environment
- History of consistently strong financial metrics
- Stable rating outlook assumes future prudently incurred investments will be recovered

Source: Moody's, December 2025

See slides 31-32 for endnotes.

Transmission Investment Outlook

ATC 2026-2030 Projected Capital Expenditures Total $6.9 billion

MGE Energy anticipates material transmission investment opportunities later this decade through ATC.

- MGE Energy holds 3.6% equity ownership interest in ATC[1].

ATC 2025 10-year assessment projects $14.2 billion of capital investment[2]

- Plan primarily driven by investments in asset renewal, MISO Long Range Transmission Plan (LRTP), distribution and generation interconnection, and transmission network upgrades.
- LRTP represents $3.4 billion investment for ATC across the 10-year plan, including ~$1.2 billion related to Tranche 1 Grid Forward project through 2030.

ATC Regulatory & Financial Parameters	2026
Projected Rate Base[3] (13-month avg)	~$6.1 billion
Regulatory Equity Layer	50.00%
Authorized ROE	10.48%
Formula Rates with Annual True-Up	
80% Dividend Payout	

ATC Projected Capital Expenditures


($ millions)
$1,095
$1,337
$1,477
$1,493
$1,502
2026
2027
2028
2029
2030

See slides 31-32 for endnotes.

Ongoing Transition Toward Cleaner Energy

Climate Transition and Our Business

MGE Energy is investing in renewable generation and innovative energy solutions to advance portfolio sustainability while improving grid resilience and maintaining energy affordability. The company continues to work toward its sustainability goals cost-effectively.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy
- Further engage customers in energy efficiency through optional programs (i.e., MGE Connect, Charge Ahead)
- Electrify transportation and other end uses

Ongoing Transition Away from Coal

- Enhancing fuel flexibility at Elm Road Generating Station
  - Elm Road units are expected to be fully transitioned away from coal by end of 2032
- Exploring converting the Columbia Energy Center from coal to natural gas
  - Repowering would eliminate coal-fired generation from MGE's portfolio of owned resources

2050
Net-zero carbon electricity

2035
Net-zero methane

2030
100% all-electric or plug-in hybrid light-duty vehicles

Natural Gas Distribution – Emissions Reductions Beyond Carbon

Building upon our long-standing commitment to providing affordable, sustainable energy, MGE has set a goal to achieve net-zero methane emissions from its natural gas distribution system by 2035.

- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.
- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system through the evolution of new technologies, it will.

Natural gas continues to be a critical resource for meeting reliable, efficient and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of GHG emissions associated with the purchase and distribution of natural gas and other sources, such as indirect emissions from gas usage by our customers.
- MGE has replaced and upgraded all piping made of material considered leak-prone throughout its distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.



GHG emissions
Scope 1
DIRECT
fossil-fueled electric generation facilities
natural gas distribution system
< 1%
other sources
Scope 2
INDIRECT
facilities and operations
transmission line losses from purchased power
Scope 3
INDIRECT
purchased power for resale
upstream natural gas (emissions from our gas suppliers)
downstream natural gas (emissions from gas use by our customers)
< 1%
other sources

APPENDIX

Fourth Quarter EPS by Segment

Three Months Ended December 31


2025
Diluted EPS
$0.26
$0.19
$0.17
$0.07
($0.05)
$0.64
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2024
Diluted EPS
$0.22
$0.14
$0.17
$0.08
($0.00)
$0.61
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Full Year EPS by Segment

Twelve Months Ended December 31


2025
Diluted EPS
$2.35
$0.44
$0.68
$0.26
($0.01)
$3.72
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2024
Diluted EPS
$2.06
$0.38
$0.66
$0.25
($0.02)
$3.33
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Strong Record of Regulated Asset Growth


$2,500
$2,000
$1,500
$1,000
$500
$-
Net PP&E + CWIP ($millions)
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
10-Year Compound Annual Growth Rate (CAGR): 7.5%

Electric Utility Mix

Twelve Months Ended December 31, 2025



Electric Retail Revenues
52%
38%
8%
2%
Electric Retail Volumes
56%
28%
11%
5%
Electric Customers
88%
12%
Residential
Commercial
Industrial
Other

Gas Utility Mix

Twelve Months Ended December 31, 2025


Gas Revenues
59%
38%
3%
Gas Volumes
37%
37%
26%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

ESG – Disclosures

Below are links to ESG information:

Corporate Responsibility and Sustainability Report

CDP Climate Change Questionnaire

EEI-AGA Quantitative Template

EEO-1 Data Report

Task Force on Climate-Related Financial Disclosures Report

Code of Ethics

Occupational Health and Safety Policy

MGE Foundation Giving

Lobbying Disclosures

MGE

MGE Energy













Endnotes:

Slide	Notes
4	1. Property, plant and equipment, net 2. A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time
8	1. Forecasted and actual capital expenditures do not include Allowance for Funds Used During Construction (AFUDC). Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the Public Service Commission of Wisconsin (PSCW). 2. Nonregulated energy - Owning and leasing electric generating capacity that assists MGE through MGE Energy's wholly owned subsidiaries MGE Power Elm Road and MGE Power West Campus.
9	1. Forecasted and actual capital expenditures do not include Allowance for Funds Used During Construction (AFUDC). Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the Public Service Commission of Wisconsin (PSCW). 2. Nonregulated energy - Owning and leasing electric generating capacity that assists MGE through MGE Energy's wholly owned subsidiaries MGE Power Elm Road and MGE Power West Campus.
11	1. Cash from Operations, net of common dividends and monetized tax credits. 2. Reflects common shares to be issued under the DRIP plan and future equity issuances. 3. Debt reflects debt issuances, net of repayments.
13	1. Approved by the PSCW 2. Excluding AFUDC 3. MGE received PSCW approval to recover 100% AFUDC 4. Pending regulatory approval 5. Estimated costs are expected to exceed PSCW previously approved CA levels. Notifications are provided to the PSCW when costs increase above CA levels. MGE has and will continue to request recovery of the updates in its rate case proceedings.
14	1. Approved by the PSCW 2. Excluding AFUDC 3. MGE received PSCW approval to recover 100% AFUDC 4. Pending regulatory approval 5. Estimated costs are expected to exceed PSCW previously approved CA levels. Notifications are provided to the PSCW when costs increase above CA levels. MGE has and will continue to request recovery of the updates in its rate case proceedings. 6. A grant award from the U.S. Department of Energy is expected to reduce MGE’s portion of the total estimated project expenses to approximately $16 million

Endnotes:

Slide	Notes
15	1. Approved by the PSCW 2. Excluding AFUDC 3. MGE received PSCW approval to recover 100% AFUDC 4. Pending regulatory approval 5. In February 2026, MGE executed an asset purchase agreement to acquire 33.34% ownership interest in the Rockgen Energy Center, an existing natural gas-fired generating plant near Cambridge, Wisconsin. MGE's estimated cost is approximately $203 million. If approved, the project is expected to be placed in service in 2027. 6. In October 2025, MGE and other co-owners filed a joint application with the PSCW for upgrades to the non-regulated Elm Road Units. The project would convert existing coal-fired boilers to natural gas. MGE holds an 8.33% ownership interest in the facility. MGE's estimated cost is approximately $11 million. If approved, the project is expected to be placed in service in 2028.
18	1. Includes an earnings sharing mechanism, under which, if MGE earns above the authorized Return on Equity (ROE) in the rate order: (i) MGE will retain 100.0% of earnings for the first 15 basis points above the authorized ROE; (ii) 50.0% of the next 60 basis points will be required to be deferred and returned to customers; and (iii) 100.0% of any remaining excess earnings will be required to be refunded to customers. The earnings calculation excludes fuel rules adjustments. 2. MGE will file an updated 2027 fuel forecast with the PSCW in 2026 which may impact rates in 2027, depending on any variance between the forecast submitted as a part of the proposed rates and updated forecast.
19	1. Median household income data sourced from Federal Reserve Economic Data (FRED), last published September 9, 2025. 2. Average residential customer bill sourced from FERC Form 1 filings of Madison Gas and Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power and Light Co., Northern States Power-Wisconsin
20	1. A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
22	1. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC. 2. Projected capital expenditures are from ATC forecasts, available via https://www.atc10yearplan.com/ and www.atcllc.com/oasis-directory 3. Includes CWIP and new assets placed in-service

Thank you.



Your Community Energy Company

Learn more at mge.com.

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com | 608-252-4723

P.O. Box 1231
Madison, WI 53701-1231